UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 27, 2005

AVID TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-21174	04-2977748
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Avid Technology Park, One Park West, Tewksbury, MA		01876
(Address of Principal Executive Offices)		(zip code)

Registrant’s telephone number, including area code: (978) 640-6789

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

2005 Stock Incentive Plan

On April 13, 2005, the Board of Directors of Avid Technology, Inc. (the “Company”) adopted, subject to stockholder approval, the 2005 Stock Incentive Plan (the “2005 Plan”).  On July 27, 2005, at the 2005 Annual Meeting of Stockholders of the Company, the Company’s stockholders approved the 2005 Plan.

Under the 2005 Plan, the Company may issue up to 3,000,000 shares of common stock (subject to adjustment in the event of stock splits and other similar events), $0.01 par value per share, to employees, officers, directors, consultants and advisors of the Company.  Award grants under the 2005 Plan may be made in the form of non-statutory stock options, restricted stock, restricted stock units, stock appreciation rights, incentive stock options intended to qualify under Section 422 of the Internal Revenue Code, and other stock-based awards.  The maximum number of shares with respect to which awards may be granted to any participant under the 2005 Plan may not exceed 500,000 shares of common stock per calendar year.

Additional information regarding the 2005 Plan can be found on pages 161 through 166 of the Company’s Registration Statement filed on Form S-4 with the Securities and Exchange Commission on April 29, 2005, as amended June 10, 2005 (Commission File No. 333-124475), which description is incorporated by reference herein.  Such description is qualified in its entirety by reference to the complete terms and conditions of the 2005 Plan, a copy of which is included as Annex I to the Registration Statement.

Item 5.03: Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Company filed a Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation of the Company with the Secretary of State of the State of Delaware on July 27, 2005, increasing the total number of authorized shares of the Company’s capital stock from 51,000,000 shares to 101,000,000 shares and increasing the number of authorized shares of the Company’s common stock from 50,000,000 shares to 100,000,000 shares.  The Certificate of Amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K.

Item 8.01: Other Events

On July 27, 2005, the Company and Pinnacle Systems, Inc. (“Pinnacle”) announced that the shareholders of both companies have approved proposals necessary to allow the Company’s acquisition of Pinnacle to move forward.  The closing of the transaction remains subject to approval by European regulators. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(c)                                  Exhibits

See Exhibit Index attached hereto.

IMPORTANT ADDITIONAL INFORMATION

The Company has filed with the SEC a Registration Statement on Form S-4 (Commission File No. 333-124475) in connection with the proposed acquisition of Pinnacle by the Company, and the Company and Pinnacle have filed with the SEC and mailed to their respective stockholders a Joint Proxy Statement/Prospectus in connection with the transaction on or about June 16, 2005. The Registration Statement and the Joint Proxy Statement/Prospectus contain important information about the Company, Pinnacle, the transaction and related matters. Investors and security holders are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus carefully.

Investors and security holders are able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus and other documents filed with the SEC by the Company and Pinnacle through the web site maintained by the SEC at www.sec.gov.

In addition, investors and security holders are able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus and other documents filed with the SEC from the Company by contacting Dean Ridlon, Investor Relations Director for the Company at telephone number 978.640.5309, or from Pinnacle by contacting Deborah B. Demer of Demer IR Counsel, Inc. at telephone number 925.938.2678, extension 224.

The Company and Pinnacle, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding the Company’s directors and executive officers and their interests in the solicitations with respect to the transactions is contained in the Registration Statement and the Joint Proxy Statement/Prospectus filed with the SEC, which are available free of charge as indicated above. Information regarding Pinnacle’s directors and executive officers and their interests in the solicitations with respect to the transactions is contained in the Registration Statement and the Joint Proxy Statement/Prospectus filed with the SEC, which are available free of charge as indicated above.

Some statements in this Current Report on Form 8-K may be “forward-looking statements” for the purposes of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements, including but not limited to: (i) the possibility that the transaction will not close or that the closing will be delayed due to antitrust regulatory review or other factors, (ii) the challenges and costs of assimilating the operations and personnel of Pinnacle; (iii) the ability to attract and retain highly qualified employees; (iv) competitive factors, including pricing pressures; (v) reaction of customers of Pinnacle and the Company and related risks of maintaining pre-existing relationships of Pinnacle; (vi) fluctuating currency exchange rates; (vii) adverse changes in general economic or market conditions, particularly in the content-creation industry; and (viii) other one-time events and other important factors disclosed previously and from time to time in the Company’s and Pinnacle’s filings with the SEC and more specifically set forth in the Joint Proxy Statement/Prospectus filed with the SEC. The Company disclaims any obligation to update any forward-looking statements after the date of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2005	AVID TECHNOLOGY, INC.

	By:	/s/ Paul J. Milbury
Paul J. Milbury
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation of the Registrant, dated July 27, 2005

99.1	Press Release issued by the Registrant dated July 27, 2005